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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 1998

                              STONE CONTAINER CORPORATION
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                 (Exact Name of Registrant as Specified in its Charter)

           Delaware                      1-03439               65-0654331
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(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
        Incorporation)                                      Identification No.)

              150 North Michigan Avenue
                  Chicago, Illinois                                  60601
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      (Address of Principal Executive Offices)                     (Zip Code)


                                 (312) 346-6600
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.       Change in Control of Registrant

(a)      Change of Control

         (i) Effective November 18, 1998, upon consummation of the merger (the "Merger") of JSC Acquisition Corporation ("Sub"), a wholly-owned subsidiary of Smurfit-Stone Container Corporation ("SSCC") (formerly named Jefferson Smurfit Corporation), with and into the Registrant, SSCC acquired control of the Registrant from the Registrant's existing public stockholders. The Registrant was the surviving entity in the Merger, and it continues its corporate existence as a wholly-owned subsidiary of SSCC.

         (ii) Upon consummation of the Merger, (a) each issued and outstanding share of the Registrant's common stock, par value $.01 per share, was converted into 0.99 of a share of SSCC common stock, par value $.01 per share, (the "SSCC Common Stock"), with cash being paid in lieu of any fractional shares of SSCC common stock that would otherwise be issuable;
                  (b) each share of the Registrant's common stock owned by SSCC or any of its wholly-owned subsidiaries or held in the treasury of the Registrant was canceled and retired; (c) each issued and outstanding share of Stone Series E Preferred Stock remains outstanding and has become convertible into SSCC Common Stock, and (d) each issued and outstanding share of capital stock of Sub shall be converted into and become 1,100,000 shares of the surviving corporation's (Registrant's) common stock.

         (iii) The shares of SSCC Common Stock issued to the Registrant's common stockholders in the Merger represent approximately 48% of the outstanding SSCC Common Stock after the Merger.

         (iv) SSCC has a 12-person board of directors (the "SSCC Board"). The SSCC Bylaws contain significant provisions regarding the powers and procedures for nominating directors to the SSCC Board. The following is a brief summary of certain provisions of the SSCC Bylaws regarding nominations of directors: The SSCC Bylaws establish the following three committees of the SSCC Board in order to nominate persons for election as directors of SSCC and to fill director vacancies: the Stone Committee, the Jefferson Smurfit Corporation Committee ("JSC Committee") and the Morgan Stanley Equity Fund II, Inc. Committee ("MSLEF Committee")(each, a "Nominating Committee"). The Stone Committee and the JSC Committee will continue to function until the earlier of (i) the date Roger Stone ceases to be chief executive officer of SSCC ("CEO") or
                  (ii) February 16, 2001, and will thereafter be dissolved. The MSLEF Committee will continue to function until such time as Morgan Stanley Equtiy Fund II, Inc. ("MSLEF") beneficially owns less than the 1,000,000 shares of SSCC Common Stock. Prior to each meeting of the stockholders at which SSCC directors are to be elected:

                  (x) the Stone Committee (which initially will be comprised of directors nominated by the Registrant) will have the authority to designate four persons as nominees for election as directors and, in addition, one person as nominee both for election as a director and for appointment as CEO;

                  (y) the JSC Committee (which initially will be comprised of directors nominated by Smurfit International B.V. ("SIBV")) will have the authority to designate four persons as nominees for election as directors and, in addition, one person as nominee both for election as a director and for appointment as Chairman of the SSCC Board (the "Chairman") and one person as nominee both for election as a director and for appointment as Executive Vice President ("EVP") of SSCC; and

                  (z) the MSLEF Committee (which initially will be comprised of a director nominated by MSLEF) will have the authority to designate one person as nominee for election as a director.

         (v) The SSCC Bylaws will provide that at each meeting of stockholders at which directors are to be elected, the officer of SSCC presiding at such meeting will nominate, on behalf of the Nominating Committees (if such committees exist), the persons designated for nomination by the Nominating Committees. At any such meeting, neither the SSCC Board nor any committee thereof will be permitted to nominate or direct there to be nominated as a director any person not designated by one of the Nominating Committees.

         (vi) Pursuant to a Voting Agreement among SIBV, MSLEF and Roger Stone, each of the parties thereto has agreed to vote or cause to be voted all shares of SSCC Common Stock beneficially owned by such stockholder in favor of (i) the persons designated for nomination to the SSCC Board by the Nominating Committees and
                  (ii) Mr. Stone (if Mr. Stone has not been designated for nomination by any of the Nominating Committees). The obligation of the parties to vote for Mr. Stone as a director terminates (i) if Mr. Stone is removed as CEO for cause or
                  (ii) when Mr. Stone reaches the age of 72.

         The descriptions contained in Items 1(a)(iv)-1(a)(vi) above are not intended to be complete, and are qualified in their entirety by reference to the summary set forth under the heading "Comparison of Stockholders Rights" in the Joint Proxy Statement/Prospectus relating to the Merger, which was filed by SSCC with the Securities and Exchange Commission on October 8, 1998, as a part of SSCC's Registration Statement on Form S-4 (File No. 333-65431).

(b)      Change of Control Arrangements

         There are no present arrangements, to the knowledge of the Registrant, the operation of which may at a subsequent date result in a change of control of the Registrant.

ITEM 4.       Changes in Registrant's Certifying Accountant.

(a)      Previous independent accountants

         (i) Effective November 18, 1998, and in connection with the consummation of the Merger, the Registrant dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent accountants.

         (ii) The reports of PricewaterhouseCoopers on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) Effective November 18, 1998, the Registrant's Board of Directors approved the change in the Registrant's independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through November 18, 1998, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent years and through November 18, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (vi) On November 18, 1998, the Registrant requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with the statements in this Item 4(a). A copy of such letter dated November 18, 1998, is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

     As noted above, in connection with the consummation of the Merger, the Registrant engaged Ernst & Young LLP ("E&Y") as its independent accountants to examine and report on the Registrant's financial statements at and for the year ended December 31, 1998. The engagement of E&Y was approved by the Registrant's Board of Directors effective November 18, 1998. Prior to the Merger, E&Y were the independent accountants for SSCC.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

Not applicable.

(b)      Pro Forma Financial Information

Not applicable.

(c)  Exhibits

Exhibit 16 Letter from PricewaterhouseCoopers LLP pursuant to Item 304 of Regulation S-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STONE CONTAINER CORPORATION

                                                 By: /s/ Leslie T. Lederer
                                                    ---------------------------
                                                    Name: Leslie T. Lederer
                                                    Title: Vice President,
                                                           Secretary and Counsel

Date: November 18, 1998

                                  EXHIBIT INDEX

                                                                   Sequential
 Exhibit No.                  Description                            Page No.
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       16           Letter from PricewaterhouseCoopers LLP pursuant to
                    Item 304 of Regulation S-K.